Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the Annual Report on Form 10-K for the period ended December 31, 2025 (the “Report”) of Sound Point Direct Lending BDC (the “Registrant”).

I, Andrew Eversfield, the Chief Executive Officer and Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	March 30, 2026

By:	/s/ Andrew Eversfield
Andrew Eversfield (Principal Executive Officer)
Chief Executive Officer